CONDENSED STATEMENTS OF CASH FLOWS - CIK 0001839990 Artemis Strategic Investment Corp [Member]	6 Months Ended
Jun. 30, 2022 USD ($)
Cash flows from operating activities:
Net income/(loss)	$ 3,263,313
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on investments held in trust account	(266,579)
Change in fair value of warrant liabilities	(8,051,082)
Adjustments to operating assets and liabilities:
Decrease in prepaid expenses	155,725
Increase in accounts payable and accrued expenses	4,442,366
Net cash used in operating activities	(456,257)
Cash flows from financing activities:
Net change in cash	(456,257)
Cash at beginning of period	953,329
Cash at end of period	497,072
Supplemental disclosure of non-cash investing and financing activities
Deferred underwriting commissions in connection with the initial public offering	$ 350,000